Weighted Average Common Shares	12 Months Ended
Sep. 30, 2011
Weighted Average Common Shares [Abstract]
Weighted Average Common Shares
(2)   Weighted Average Common Shares

Basic earnings per common share consider only the weighted average of common shares outstanding while diluted earnings per common share consider the dilutive effects of stock options and incentive shares. Options to purchase approximately 4.6 million, 3.9 million and 7.6 million shares of common stock were excluded from the computation of diluted earnings per share in 2011, 2010 and 2009, respectively, as the effect would have been antidilutive. Earnings allocated to participating securities were inconsequential for all years presented. Reconciliations of weighted average shares for basic and diluted earnings per common share follow:

(SHARES IN MILLIONS)	2009	2010	2011
Basic shares outstanding	753.7	750.7	748.5
Dilutive shares	5.0	6.3	5.0
Diluted shares outstanding	758.7	757.0	753.5